LIMITED LIABILITY COMPANY AGREEMENT

                                       OF

                        CLUETT AMERICAN RECEIVABLES, LLC

     This Limited Liability Company Agreement (together with the schedules attached hereto, and as amended, restated or supplemented or otherwise modified from time to time, this "Agreement") of Cluett American Receivables, LLC (the "Company"), is entered into by Great American Knitting Mills, Inc. (a wholly-owned subsidiary of Cluett American Corp. (the "Parent")), as the sole equity member (the "Member"), and Dwight Jenkins and Lori Rezza as the Special Members (as defined on Schedule A hereto).

     The Member, by execution of this Agreement, hereby forms the Company as a limited liability company pursuant to and in accordance with the Delaware Limited Liability Company Act (6 Del. C. ' 18-101 et seq.), as amended from time to time (the "Act"), and this Agreement, and the Member, Dwight Jenkins and Lori Rezza hereby agree as follows:

Section 1.        Name.

     The name of the limited liability company formed hereby is Cluett American Receivables, LLC.

Section 2.        Principal Business Office.

     The principal business office of the Company shall be located at 661 Plaid Street, Burlington, NC 27215 or such other location as may hereafter be determined by the Member.

Section 3.        Registered Office.

     The address of the registered office of the Company in the State of Delaware is c/o The Corporation Trust Company, Corporate Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

Section 4.        Registered Agent.

     The name and address of the registered agent of the Company for service of process on the Company in the State of Delaware is The Corporation Trust Company, Corporate Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

Section 5.        Members.

     (a) The mailing address of the Member is set forth on Schedule B attached hereto. The Member was admitted to the Company as a member of the Company upon its execution of a counterpart signature page to this Agreement.

     (b) Subject to Section 9(j), the Member may act by written consent.

     (c) Upon the occurrence of any event that causes the Member to cease to be a member of the Company (other than (i) upon an assignment by the Member of all of its limited liability company interest in the Company and the admission of the transferee pursuant to Sections 21 and 23, or (ii) the resignation of the Member and the admission of an additional member of the Company pursuant to Sections 22 and 23), each person acting as an Independent Manager pursuant to
Section 10 shall, without any action of any Person and simultaneously with the Member ceasing to be a member of the Company, automatically be admitted to the Company as a Special Member and shall continue the Company without dissolution. No Special Member may resign from the Company or transfer its rights as Special Member unless (i) a successor Special Member has been admitted to the Company as Special Member by executing a counterpart to this Agreement, and (ii) such successor has also accepted its appointment as an Independent Manager pursuant to Section 10; provided, however, the Special Members shall automatically cease to be members (but not Independent Managers) of the Company upon the admission to the Company of a substitute Member. Each Special Member shall be a member of the Company that has no interest in the profits, losses and capital of the Company and has no right to receive any distributions of Company assets. Pursuant to Section 18-301 of the Act, a Special Member shall not be required to make any capital contributions to the Company and shall not receive a limited liability company interest in the Company. A Special Member, in its capacity as Special Member, may not bind the Company. Except as required by any mandatory provision of the Act, each Special Member, in its capacity as Special Member, shall have no right to vote on, approve or otherwise consent to any action by, or matter relating to, the Company, including, without limitation, the merger, consolidation or conversion of the Company. In order to implement the admission to the Company of each Special Member, each person acting as an Independent Manager pursuant to Section 10 shall execute a counterpart to this Agreement. Prior to its admission to the Company as Special Member, each person acting as an Independent Manager pursuant to Section 10 shall not be a member of the Company.

Section 6.        Certificates.

     James G. Leyden, Jr. is hereby designated as an "authorized person" within the meaning of the Act, and has executed, delivered and filed the Certificate of Formation of the Company with the Secretary of State of the State of Delaware. Upon the filing of the Certificate of Formation with the Secretary of State of the State of Delaware, his powers as an "authorized person" ceased, and the Member thereupon became the designated "authorized person" and shall continue as the designated "authorized person" within the meaning of the Act. The Member shall execute, deliver and file any other certificates (and any amendments and/or restatements thereof) necessary for the Company to qualify to do business in North Carolina and in any other jurisdiction in which the Company may wish to conduct business.

     The existence of the Company as a separate legal entity shall continue until cancellation of the Certificate of Formation as provided in the Act.

Section 7.        Purposes.

     The purpose to be conducted or promoted by the Company is to engage in the following activities:

     (a)

     (i) to purchase from time to time, pursuant to a receivables transfer agreement between the Company and the Member, current and future receivables (the "Receivables") and other rights, assets and property of the Member and to transfer or sell the Receivables and such other rights, assets and property to commercial banks, financial institutions other purchasers pursuant to an agreement therewith;

     (ii) to acquire, own, hold, sell, transfer, service, convey, safekeep, dispose of, pledge, assign, borrow money against, finance, refinance or otherwise deal with, publicly or privately and whether with unrelated third parties or with affiliated entities, the Receivables and other rights, assets and property;

     (iii) to engage in any lawful act or activity and to exercise any powers permitted to limited liability companies organized under the laws of the State of Delaware that are related or incidental to and necessary, convenient or advisable for the accomplishment of the above-mentioned purposes (including the entering into of interest rate or basis swap, cap, floor or collar agreements, currency exchange agreements or similar hedging transactions and referral, management, servicing and administration agreements).

     (b) The Company may enter into and perform any documents, agreements, certificates or financing statements relating to the transactions set forth in paragraph (a) above, all without any further act, vote or approval of any other Person notwithstanding any other provision of this Agreement, the Act or applicable law, rule or regulation. The foregoing authorization shall not be deemed a restriction on the powers of the Member to enter into other agreements on behalf of the Company.

Section 8.        Powers.

     Subject to Section 9(j), the Company (i) shall have and exercise all powers necessary, convenient or incidental to accomplish its purposes as set forth in
Section 7 and (ii) shall have and exercise all of the powers and rights conferred upon limited liability companies formed pursuant to the Act.

Section 9.        Management.

     (a) Board of Directors. Subject to Section 9(j), the business and affairs of the Company shall be managed by or under the direction of a Board of one or more Directors designated by the Member. Subject to Section 10, the Member may determine at any time in its sole and absolute discretion the number of Directors to constitute the Board. The authorized number of Directors may be increased or decreased by the Member at any time in its sole and absolute discretion, upon notice to all Directors, and subject in all cases to Section
10. The initial number of Directors shall be one. Each Director elected, designated or appointed by the Member shall hold office until a successor is elected and qualified or until such Director's earlier death, resignation, expulsion or removal. Each Director shall execute and deliver the Management Agreement. Directors need not be a Member. The initial Directors designated by the Member are listed on Schedule D hereto.

     (b) Powers. Subject to Section 9(j), the Board of Directors shall have the power to do any and all acts necessary, convenient or incidental to or for the furtherance of the purposes described herein, including all powers, statutory or otherwise. Subject to Section 7, the Board of Directors has the authority to bind the Company. A Director is hereby designated as a "manager" of the Company within the meaning of Section 18-101(10) of the Act.

     (c) Meeting of the Board of Directors. The Board of Directors of the Company may hold meetings, both regular and special, within or outside the State of Delaware. Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board. Special meetings of the Board may be called by the President on not less than one day's notice to each Director by telephone, facsimile, mail, telegram or any other means of communication, and special meetings shall be called by the President or Secretary in like manner and with like notice upon the written request of any one or more of the Directors. The Board of Directors may act by written consent.

     (d) Quorum: Acts of the Board. At all meetings of the Board, a majority of the Directors shall constitute a quorum for the transaction of business and, except as otherwise provided in any other provision of this Agreement, the act of a majority of the Directors present at any meeting at which there is a quorum shall be the act of the Board. If a quorum shall not be present at any meeting of the Board, the Directors present at such meeting may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee, as the case may be.

     (e) Electronic Communications. Members of the Board, or any committee designated by the Board, may participate in meetings of the Board, or any committee, by means of telephone conference or similar communications equipment that allows all persons participating in the meeting to hear each other, and such participation in a meeting shall constitute presence in person at the meeting. If all the participants are participating by telephone conference or similar communications equipment, the meeting shall be deemed to be held at the principal place of business of the Company.

     (f)      Committees of Directors.

     (i) The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the Directors of the Company. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

     (ii) In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.

     (iii) Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Company. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board. Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

     (g) Compensation of Directors; Expenses. The Board shall have the authority to fix the compensation of Directors. The Directors may be paid their expenses, if any, of attendance at meetings of the Board, which may be a fixed sum for attendance at each meeting of the Board or a stated salary as Director. No such payment shall preclude any Director from serving the Company in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

     (h) Removal of Directors. Unless otherwise restricted by law, any Director or the entire Board of Directors may be removed or expelled, with or without cause, at any time by the Member, and any vacancy caused by any such removal or expulsion may be filled by action of the Member.

     (i) Directors as Agents. To the extent of their powers set forth in this Agreement and subject to Section 9(j), the Directors are agents of the Company for the purpose of the Company's business, and the actions of the Directors taken in accordance with such powers set forth in this Agreement shall bind the Company. Notwithstanding the last sentence of Section 18-402 of the Act, except as provided in this Agreement or in a resolution of the Directors, a Director may not bind the Company.

     (j)      Limitations on the Company's Activities.

     (i) This Section 9(j) is being adopted in order to comply with certain provisions required in order to qualify the Company as a "special purpose" entity.

     (ii) The Member shall not, prior to the date which is one year and one date after the date on which all obligations of the Company under the documents referred to in Section 7(a)(i) have been paid in full, amend, alter, change or repeal the definition of "Independent" or Sections 5(c), 7, 8, 10, 20, or 31 (or Schedule A of this Agreement to the extent such modification would affect the foregoing provisions) without the prior written consent of the Independent Managers. Subject to this Section 9(j), the Member reserves the right to amend, alter, change or repeal any provisions contained in this Agreement in accordance with Section 31.

     (iii) Notwithstanding any other provision of this Agreement and any provision of law that otherwise so empowers the Company, the Member, the Board, any Officer or any other Person, none of the Company, the Member or the Board or any Officer or any other Person shall be authorized or empowered, nor shall they permit the Company, to take any of the following actions without the prior written consent of the Independent Managers:

     1. File or consent to the filing of any bankruptcy, insolvency or reorganization petition naming the Company as debtor or otherwise institute bankruptcy or insolvency proceedings by or against the Company or otherwise seek with respect to the Company relief under any laws relating to the relief from debts or the protection of debtors generally;

     2.  Seek  or  consent  to  the  appointment  of  a  receiver,   liquidator,
conservator, assignee, trustee, sequestrator, custodian or any similar official for the Company or all or any portion of any of its properties;

     3. Make or consent to any assignment for the benefit of the Company's creditors;

     4. Take any action that might reasonably be expected to cause the Company to become insolvent;

     5. Admit in writing the inability of the Company to pay its debts generally as they become due;

     Except as contemplated by the documents referred to in Section 7(a)(i), engage in any transactions with an Affiliate of the Company;

     Consent to substantive consolidation with the Member or the Parent;

     Declare or permit any distribution to the Member other than out of legally available funds or otherwise in accordance with the documents referred to in
Section 7(a)(i); or

     Take any action in furtherance of any of the preceding actions.

     (iv) The Board and the Member shall cause the Company to do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise following the date which is one year and one date after the date on which all obligations of the Company under the documents referred to in Section 7(a)(i) have been paid in full if the Board shall determine that the preservation thereof is no longer desirable for the conduct of its business and that the loss thereof is not disadvantageous in any material respect to the Company. The Company shall, and the Board shall cause the Company to:

     1. At all times have at least two Independent Managers.

     2. At all times have sufficient personnel to run its business and operations. Compensate its employees (if any) from its own available funds for services provided to it. In the event employees of the Company participate in pension, insurance and other benefit plans of the Member or the Parent or any Affiliates of the Member or the Parent, the Company will on a current basis reimburse the Member, the Parent or the relevant Affiliate, as the case may be, for its pro rata share of the costs thereof.

     3. Pay its own liabilities out of its own funds and assets.

     4. Maintain a separate office (a) which if leased from the Member or the Parent will be on terms no more or less favorable to the Company than could be obtained in a comparable arm's-length transaction with an unaffiliated Person and (b) which will be conspicuously identified as the Company's office so it can be easily located by outsiders. The Company will use its own stationery, invoices, checks and telephone and facsimile numbers.

     5. The Company will hold itself out and identify itself as a separate and distinct entity under its own name and not as a division or part of any other Person.

     6. The Company will promptly correct any misunderstanding regarding its separate existence and identity.

     7. The Company will prepare and maintain its own full and complete books, records and financial statements separate from any other Person. The Company's financial statements will comply with generally accepted accounting principles.

     8. The Company will maintain a bank account in its name.

     9. Except for the servicing of the Receivables pursuant to the documents referred to in Section 7(a)(i), all business transactions entered into by the Company with any of its Affiliates will be on terms that are intrinsically fair and not more or less favorable to the Company, as the case may be, than terms and conditions available at the time to the Company for comparable arm's-length transactions with unaffiliated Persons.

     10. The Company will not assume or guarantee or become obligated for debts of the Member or the Parent and neither the Member nor the Parent will assume or guarantee or become obligated for the debts of the Company, other than as provided in the documents referred to in Section 7(a)(i). The Company will not hold its credit out as being available to satisfy the obligations of any other Persons.

     11. The Company will not acquire obligations or securities of the Member, the Parent or any of their respective Affiliates. The Company will not make loans to the Member or the Parent.

     12. Except to the limited extent  provided in the documents  referred to in
Section 7(a)(i), the Company will not commingle any of its money or other assets with the money or assets of the Member or the Parent. The Company will ensure that its funds will be clearly traceable at each step in any financial transaction.

     13. The Company will engage in transactions and conduct all other business activities solely in its own name and through its own authorized officers and agents and will present itself to the public as a separate company. Except to the limited extent provided in the documents referred to in Section 7(a)(i), neither the Member nor the Parent will be appointed agent of the Company.

     14. The Company will not engage in any transaction with any of its Affiliates involving any intent to hinder, delay or defraud any Person.

     Failure of the Company or the Member or the Board on behalf of the Company to comply with any of the foregoing covenants or any other covenants contained in this Agreement shall not affect the status of the Company as a separate legal entity or the limited liability of the Member or the Directors.

     (v) Prior to the date which is one year and one date after the date on which all obligations of the Company under the documents referred to in Section 7(a)(i) have been paid in full, the Company shall not and the Member shall not cause or permit the Company to:

     1. Except as contemplated by the documents referred to in Section 7(a)(i), guarantee any obligation of any Person, including any Affiliate;

     2. Engage, directly or indirectly, in any business other than the actions required or permitted to be performed under Section 7 or this Section 9(j);

     3. Incur, create or assume any indebtedness other than as expressly permitted under the documents referred to in Section 7(a)(i);

     4. Make or permit to remain outstanding any loan or advance to, or own or acquire any stock or securities of, any Person, except that the Company may invest in those investments permitted under the documents referred to in Section 7(a)(i);

     5. To the fullest extent permitted by law, engage in any dissolution, liquidation, consolidation, merger, asset sale or transfer of ownership interests other than such activities as are expressly permitted pursuant to any provision of the documents referred to in Section 7(a)(i); or

     6. Form, acquire or hold any subsidiary (whether corporate, partnership, limited liability company or other).

Section 10.       Independent Managers.

     Prior to the date which is one year and one date after the date on which all obligations of the Company under the documents referred to in Section 7(a)(i) have been paid in full, the Member shall cause the Company at all times to have at least two managers, appointed by the Member, who will be (x) natural persons and (y) Independent (each, an "Independent Manager"). The initial Independent Managers appointed by the Member are Dwight Jenkins and Lori Rezza. Each Independent Manager is hereby designated as a "manager" of the Company within the meaning of Section 18-101(10) of the Act. Each Independent Manager shall execute and deliver the Management Agreement.

     To the fullest extent permitted by law, including Section 18-1101(c) of the Act, the Independent Managers shall consider only the interests of the Company, including its respective creditors, in acting or otherwise voting on the matters referred to in Section 9(j)(iii).

     The Independent Managers may be removed by the Member at any time. No resignation or removal of an Independent Manager shall be effective until a successor Independent Manager is appointed and such successor (i) shall have accepted his or her appointment as an Independent Manager by a written instrument, which may be a counterpart signature page to the Management Agreement, and (ii) shall have executed a counterpart to this Agreement as required by Section 5(c). In the event of a vacancy in the position of an Independent Manager, the Member shall, as soon as practicable, appoint a successor Independent Manager.

     All right, power and authority of the Independent Managers shall be limited to the extent necessary to exercise those rights and perform those duties specifically set forth in this Agreement. Except as provided in the second paragraph of this Section 10, in exercising its rights and performing its duties under this Agreement, each Independent Manager shall have a fiduciary duty of loyalty and care similar to that of a director of a business corporation organized under the General Corporation Law of the State of Delaware. No Independent Manager shall at any time serve as trustee in bankruptcy for the Company or any Affiliate of the Company.

Section 11.       Officers.

     (a) Officers. The initial Officers of the Company shall be designated by the Member. The additional or successor Officers of the Company shall be chosen by the Board and shall consist of at least a President, a Secretary and a Treasurer. The Board of Directors may also choose one or more Vice Presidents, Assistant Secretaries and Assistant Treasurers. Any number of offices may be held by the same person. The Board shall choose a President, a Secretary and a Treasurer. The Board may appoint such other Officers and agents as it shall deem necessary or advisable who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board. The salaries of all Officers and agents of the Company shall be fixed by or in the manner prescribed by the Board. The Officers of the Company shall hold office until their successors are chosen and qualified. Any Officer may be removed at any time, with or without cause, by the affirmative vote of a majority of the Board. Any vacancy occurring in any office of the Company shall be filled by the Board. The initial Officers of the Company designated by the Member are listed on Schedule E hereto.

     (b) President. The President shall be the chief executive officer of the Company, shall preside at all meetings of the Board, shall be responsible for the general and active management of the business of the Company and shall see that all orders and resolutions of the Board are carried into effect. The President or any other Officer authorized by the President or the Board shall execute all bonds, mortgages and other contracts, except: (i) where required or permitted by law or this Agreement to be otherwise signed and executed, including Section 7(b); (ii) where signing and execution thereof shall be expressly delegated by the Board to some other Officer or agent of the Company, and (iii) as otherwise permitted in Section 11(c).

     (c) Vice President. In the absence of the President or in the event of the President's inability to act, the Vice President, if any (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Directors, or in the absence of any designation, then in the order of their election), shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Vice Presidents, if any, shall perform such other duties and have such other powers as the Board may from time to time prescribe.

     (d) Secretary and Assistant Secretary. The Secretary shall be responsible for filing legal documents and maintaining records for the Company. The Secretary shall attend all meetings of the Board and record all the proceedings of the meetings of the Company and of the Board in a book to be kept for that purpose and shall perform like duties for the standing committees when required. The Secretary shall give, or shall cause to be given, notice of all meetings of the Member, if any, and special meetings of the Board, and shall perform such other duties as may be prescribed by the Board or the President, under whose supervision the Secretary shall serve. The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board (or if there be no such determination, then in order of their election), shall, in the absence of the Secretary or in the event of the Secretary's inability to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board may from time to time prescribe.

     (e) Treasurer and Assistant Treasurer. The Treasurer shall have the custody of the Company funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Company and shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Board. The Treasurer shall disburse the funds of the Company as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the President and to the Board, at its regular meetings or when the Board so requires, an account of all of the Treasurer's transactions and of the financial condition of the Company. The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the Board (or if there be no such determination, then in the order of their election), shall, in the absence of the Treasurer or in the event of the Treasurer's inability to act, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board may from time to time prescribe.

     (f) Officers as Agents. The Officers, to the extent of their powers set forth in this Agreement or otherwise vested in them by action of the Board not inconsistent with this Agreement, are agents of the Company for the purpose of the Company's business and, subject to Section 9(j), the actions of the Officers taken in accordance with such powers shall bind the Company.

     (g) Duties of Board and Officers. Except to the extent otherwise provided herein, each Director and Officer shall have a fiduciary duty of loyalty and care similar to that of directors and officers of business corporations organized under the General Corporation Law of the State of Delaware. No director or officer shall at any time serve as trustee in bankruptcy for any Affiliate of the Company.

Section 12.       Limited Liability.

     Except as otherwise expressly provided by the Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be the debts, obligations and liabilities solely of the Company, and neither the Member, the Independent Managers, any Special Member nor any Director shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Member, Special Member, Independent Manager or Director of the Company.

Section 13.       Capital Contributions.

     The Member has contributed to the Company property of an agreed value as listed on Schedule B attached hereto. In accordance with Section 5(c), Special Members shall not be required to make any capital contributions to the Company.

Section 14.       Additional Contributions.

     The Member is not required to make any additional capital contribution to the Company. However, the Member may make additional capital contributions to the Company at any time upon the written consent of the Member. To the extent that the Member makes an additional capital contribution to the Company, the Member shall revise Schedule B of this Agreement. The provisions of this Agreement, including this Section 14, are intended to benefit the Member and the Special Members and, to the fullest extent permitted by law, shall not be construed as conferring any benefit upon any creditor of the Company (and no such creditor of the Company shall be a third-party beneficiary of this Agreement) and the Member and the Special Members shall not have any duty or obligation to any creditor of the Company to make any contribution to the Company or to issue any call for capital pursuant to this Agreement. Section 15. Allocation of Profits and Losses.

         The Company's profits and losses shall be allocated to the Member.

Section 16.       Distributions.

     Distributions shall be made to the Member at the times and in the aggregate amounts determined by the Board. Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not be required to make a distribution to the Member on account of its interest in the Company if such distribution would violate Section 18-607 of the Act or any other applicable law or any agreement referred to in Section 7(a)(i).

Section 17.       Books and Records.

     The Board shall keep or cause to be kept complete and accurate books of account and records with respect to the Company's business. The books of the Company shall at all times be maintained by the Board. The Member and its duly authorized representatives shall have the right to examine the Company books, records and documents during normal business hours. The Company, and the Board on behalf of the Company, shall not have the right to keep confidential from the Member any information that the Board would otherwise be permitted to keep confidential from the Member pursuant to Section 18-305(c) of the Act. The Company's books of account shall be kept using the method of accounting determined by the Member. The Company's independent auditor, if any, shall be an independent public accounting firm selected by the Member.

Section 18.       Reports.

     (a) Within 60 days after the end of each fiscal quarter, the Board shall cause to be prepared an unaudited report setting forth as of the end of such fiscal quarter:

     (i) unless such quarter is the last fiscal quarter, a balance sheet of the Company; and

     (ii) unless such quarter is the last fiscal quarter, an income statement of the Company for such fiscal quarter.

     (b) The Board shall use diligent efforts to cause to be prepared and mailed to the Member, within 120 days after the end of each fiscal year, an audited or unaudited report setting forth as of the end of such fiscal year:

     (i) a balance sheet of the Company;

     (ii) an income statement of the Company for such fiscal year; and

     (iii) a statement of the Member's capital account.

     (c) The Board shall, after the end of each fiscal year, use reasonable efforts to cause the Company's independent accountants, if any, to prepare and transmit to the Member as promptly as possible any such tax information as may be reasonably necessary to enable the Member to prepare its federal, state and local income tax returns relating to such fiscal year.

Section 19.       Other Business.

     The Member, the Special Members, the Independent Managers and any Affiliate of the Member, Special Members or Independent Managers may engage in or possess an interest in other business ventures (unconnected with the Company) of every kind and description, independently or with others. The Company shall not have any rights in or to such independent ventures or the income or profits therefrom by virtue of this Agreement.

Section 20.       Exculpation and Indemnification.

     (a) Neither the Member, the Special Members, the Independent Managers nor any agent of the Company nor any employee, representative, agent or Affiliate of the Member, Special Members or Independent Managers (collectively, the "Covered Persons") shall be liable to the Company or any other Person who has an interest in or claim against the Company for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by this Agreement, except that a Covered Person shall be liable for any such loss, damage or claim incurred by reason of such Covered Person's gross negligence or willful misconduct.

     (b) To the fullest extent permitted by applicable law, a Covered Person shall be entitled to indemnification from the Company for any loss, damage or claim incurred by such Covered Person by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by this Agreement, except that no Covered Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Covered Person by reason of such Covered Person's gross negligence or willful misconduct with respect to such acts or omissions; provided, however, that any indemnity under this Section 20 by the Company shall be provided out of and to the extent of Company assets only, and the Member, the Special Members and the Independent Managers shall not have personal liability on account thereof; and provided further, that prior to the date which is one year and one date after the date on which all obligations of the Company under the documents referred to in Section 7(a)(i) have been paid in full, no payment of any indemnity (or advance of expenses) from funds of the Company (as distinct from funds from other sources, such as insurance) under this Section 20 shall be payable from amounts allocable to any other Person pursuant to the such documents.

     (c) To the fullest extent permitted by applicable law, expenses (including legal fees) incurred by a Covered Person defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Company prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Company of an undertaking by or on behalf of the Covered Person to repay such amount if it shall be determined that the Covered Person is not entitled to be indemnified as authorized in this Section 20.

     (d) A Covered Person shall be fully protected in relying in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Company by any Person as to matters the Covered Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Company, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, or any other facts pertinent to the existence and amount of assets from which distributions to the Member might properly be paid.

     (e) To the extent that, at law or in equity, a Covered Person has duties (including fiduciary duties) and liabilities relating thereto to the Company or to any other Covered Person, a Covered Person acting under this Agreement shall not be liable to the Company or to any other Covered Person for its good faith reliance on the provisions of this Agreement or any approval or authorization granted by the Company or any other Covered Person. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of a Covered Person otherwise existing at law or in equity, are agreed by the Member and the Special Members to replace such other duties and liabilities of such Covered Person.

     (f) The foregoing provisions of this Section 20 shall survive any termination of this Agreement.

Section 21.       Assignments.

     Subject to Section 23, the Member may assign in whole or in part its limited liability company interest in the Company. If the Member transfers all of its limited liability company interest in the Company pursuant to this
Section 21, the transferee shall be admitted to the Company as a member of the Company upon its execution of an instrument signifying its agreement to be bound by the terms and conditions of this Agreement, which instrument may be a counterpart signature page to this Agreement. Such admission shall be deemed effective immediately prior to the transfer and, immediately following such admission, the transferor Member shall cease to be a member of the Company. Notwithstanding anything in this Agreement to the contrary, any successor to the Member by merger or consolidation in compliance with the documents set forth in
Section 7(a)(i) shall, without further act, be the Member hereunder, and such merger or consolidation shall not constitute an assignment for purposes of this Agreement and the Company shall continue without dissolution.

Section 22.       Resignation.

     Prior to the date which is one year and one day after the date on which all obligations of the Company under the documents referred to in Section 7(a) have been paid in full, the Member may not resign, except as permitted under such documents. If the Member is permitted to resign pursuant to this Section 22, an additional member of the Company shall be admitted to the Company, subject to
Section 23, upon its execution of an instrument signifying its agreement to be bound by the terms and conditions of this Agreement, which instrument may be a counterpart signature page to this Agreement. Such admission shall be deemed effective immediately prior to the resignation and, immediately following such admission, the resigning Member shall cease to be a member of the Company.

Section 23.       Admission of Additional Members.

     One or more additional members of the Company may be admitted to the Company with the written consent of the Member.

Section 24.       Dissolution.

     (a) Subject to Section 9(j), the Company shall be dissolved, and its affairs shall be wound up upon the first to occur of the following: (i) the termination of the legal existence of the last remaining member of the Company or the occurrence of any other event which terminates the continued membership of the last remaining member of the Company in the Company unless the business of the Company is continued in a manner permitted by this Agreement or the Act or (ii) the entry of a decree of judicial dissolution under Section 18-802 of the Act. Upon the occurrence of any event that causes the last remaining member of the Company to cease to be a member of the Company, to the fullest extent permitted by law, the personal representative of such member is hereby authorized to, and shall, within 90 days after the occurrence of the event that terminated the continued membership of such member in the Company, agree in writing (i) to continue the Company and (ii) to the admission of the personal representative or its nominee or designee, as the case may be, as a substitute member of the Company, effective as of the occurrence of the event that terminated the continued membership in the Company of the last remaining member of the Company.

     (b) Notwithstanding any other provision of this Agreement, the Bankruptcy of the Member or the Special Members shall not cause the Member or Special Members, respectively, to cease to be a member of the Company and upon the occurrence of such an event, the business of the Company shall continue without dissolution.

     (c) In the event of dissolution, the Company shall conduct only such activities as are necessary to wind up its affairs (including the sale of the assets of the Company in an orderly manner), and the assets of the Company shall be applied in the manner, and in the order of priority, set forth in Section 18-804 of the Act.

     (d) The Company shall terminate when (i) all of the assets of the Company, after payment of or due provision for all debts, liabilities and obligations of the Company shall have been distributed to the Member in the manner provided for in this Agreement and (ii) the Certificate of Formation shall have been canceled in the manner required by the Act.

Section 25.       Waiver of Partition; Nature of Interest.

     Except as otherwise expressly provided in this Agreement, to the fullest extent permitted by law, each of the Member and the Special Members hereby irrevocably waives any right or power that such Person might have to cause the Company or any of its assets to be partitioned, to cause the appointment of a receiver for all or any portion of the assets of the Company, to compel any sale of all or any portion of the assets of the Company pursuant to any applicable law or to file a complaint or to institute any proceeding at law or in equity to cause the dissolution, liquidation, winding up or termination of the Company. The Member shall not have any interest in any specific assets of the Company, and the Member shall not have the status of a creditor with respect to any distribution pursuant to Section 16 hereof. The interest of the Member in the Company is personal property.

Section 26.       Benefits of Agreement; No Third-Party Rights.

     None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditor of the Company or by any creditor of the Member or the Special Members. Nothing in this Agreement shall be deemed to create any right in any Person (other than Covered Persons) not a party hereto, and this Agreement shall not be construed in any respect to be a contract in whole or in part for the benefit of any third Person (except as provided in Section 29).

Section 27.       Severability of Provisions.

     Each provision of this Agreement shall be considered severable and if for any reason any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Agreement which are valid, enforceable and legal.

Section 28.       Entire Agreement.

     This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof.

Section 29.       Binding Agreement.

     Notwithstanding any other provision of this Agreement, the Member agrees that this Agreement constitutes a legal, valid and binding agreement of the Member, and is enforceable against the Member by the Independent Managers in accordance with its terms. In addition, each Independent Manager shall be an intended beneficiary of this Agreement.

Section 30.       Governing Law.

     This Agreement shall be governed by and construed under the laws of the State of Delaware (without regard to conflict of laws principles), all rights and remedies being governed by said laws.

Section 31.       Amendments.

     Subject to Section 9(j), this Agreement may be modified, altered, supplemented or amended pursuant to a written agreement executed and delivered by the Member except that no such modification, alteration, supplement or amendment may modify, alter, supplement or amend the rights, duties and limitations of the Independent Managers without the consent of each Independent Manager.

Section 32.       Counterparts.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original of this Agreement and all of which together shall constitute one and the same instrument.

Section 33.       Notices.

     Any notices required to be delivered hereunder shall be in writing and personally delivered, mailed or sent by telecopy, electronic mail or other similar form of rapid transmission, and shall be deemed to have been duly given upon receipt (a) in the case of the Company, to the Company at its address in
Section 2, (b) in the case of the Member, to the Member at its address as listed on Schedule B attached hereto and (c) in the case of either of the foregoing, at such other address as may be designated by written notice to the other party.

Section 34.       Effectiveness.

     Pursuant to Section 18-201(d) of the Act, this Agreement shall be effective as of the time of the filing of the Certificate of Formation with the Office of the Delaware Secretary of State on May 8, 2000.

     IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has duly executed this Limited Liability Company Agreement as of the 12th day of May, 2000.

                                             MEMBER:

                                             GREAT AMERICAN KNITTING MILLS, INC.

                                              By:_______________________________
                                              Name:
                                              Title:


                                              SPECIAL MEMBERS:

                                              --------------------
                                              Name: Dwight Jenkins

                                              --------------------
                                              Name: Lori Rezza

                                   SCHEDULE A

                                   Definitions

A.       Definitions

     When used in this Agreement, the following terms not otherwise defined herein have the following meanings:

     "Act" has the meaning set forth in the preamble to this Agreement.

     "Affiliate" means, with respect to any Person, any other Person directly or indirectly Controlling or Controlled by or under direct or indirect common Control with such Person.

     "Bankruptcy" means, with respect to any Person, if such Person (i) makes an assignment for the benefit of creditors, (ii) files a voluntary petition in bankruptcy, (iii) is adjudged a bankrupt or insolvent, or has entered against it an order for relief, in any bankruptcy or insolvency proceedings, (iv) files a petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation or similar relief under any statute, law or regulation, (v) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against it in any proceeding of this nature, (vi) seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of the Person or of all or any substantial part of its properties, or (vii) if 120 days after the commencement of any proceeding against the Person seeking reorganization, arrangement, composition, readjustment, liquidation or similar relief under any statute, law or regulation, if the proceeding has not been dismissed, or if within 90 days after the appointment without such Person's consent or acquiescence of a trustee, receiver or liquidator of such Person or of all or any substantial part of its properties, the appointment is not vacated or stayed, or within 90 days after the expiration of any such stay, the appointment is not vacated. The foregoing definition of "Bankruptcy" is intended to replace and shall supersede and replace the definition of"Bankruptcy" set forth in Sections 18-101(1) and 18-304 of the Act.

     "Board" or "Board of Directors" means the Board of Directors of the Company.

     "Certificate of Formation" means the Certificate of Formation of the Company filed with the Secretary of State of the State of Delaware on May 8, 2000, as amended or amended and restated from time to time.

     "Company" means Cluett American Receivables, LLC, a Delaware limited liability company.

     "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of management, policies or activities of a Person, whether through ownership of voting securities, by contract or otherwise.

     "Covered Persons" has the meaning set forth in Section 20(a).

     "Directors" means the persons elected to the Board of Directors from time to time by the Member, in their capacity as managers of the Company within the meaning of Section 18-101(10) of the Act.

     "Independent" means, with respect to a manager of the Company, a Person who shall not have been at the time of such Person's appointment, and may not have been at any time during the preceding five years and shall not be as long as such Person is a manager of the Company (i) a director, member, officer, manager, partner, shareholder or employee of the Member or any of its directors, members, partners, subsidiaries, shareholders or Affiliates (collectively, the "Independent Parties"), (ii) a supplier to any of the Independent Parties, (iii) a person Controlling or under common Control with any directors, members, partners, shareholder or supplier of any of the Independent Parties or (iv) a member of the immediate family of any director, member, partner, shareholder, officer, manager, employee or supplier of the Independent Parties.

     "Independent Manager" has the meaning set forth in Section 10.

     "Management Agreement" means the agreement of the Directors in the form attached hereto as Schedule C. The Management Agreement shall be deemed incorporated into, and a part of, this Agreement.

     "Member" means Great American Knitting Mills, Inc., as the initial member of the Company, and includes any Person admitted as an additional member of the Company or a substitute member of the Company pursuant to the provisions of this Agreement, each in its capacity as a member of the Company, provided, however, the term "Member" shall not include any Special Member.

     "Officer" means an officer of the Company described in Section 11.

     "Parent" has the meaning set forth in the preamble to this Agreement.

     "Person" means any individual, corporation, partnership, joint venture, limited liability company, limited liability partnership, association, joint stock company, trust, unincorporated organization, or other organization, whether or not a legal entity, and any governmental authority.

     "Special Member" means, upon such Person's admission to the Company as a member of the Company pursuant to Section 5(c), a Person acting as an Independent Manager, in such Person's capacity as a member of the Company. A Special Member shall only have the rights and duties expressly set forth in this Agreement.

     B. Rules of Construction

     Definitions in this Agreement apply equally to both the singular and plural forms of the defined terms. The words "include" and "including" shall be deemed to be followed by the phrase "without limitation." The terms "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section, paragraph or subdivision. The Section titles appear as a matter of convenience only and shall not affect the interpretation of this Agreement. All Section, paragraph, clause, Exhibit or Schedule references not attributed to a particular document shall be references to such parts of this Agreement.

                                       B-1
                                   SCHEDULE B

                                     Member


                                                                           Agreed Value of            Membership
           Name                           Mailing Address               Capital Contribution          Interest
----------------------------- -------------------------------------- ---------------------------- ------------------


Great American                661 Plaid Street

Knitting Mills, Inc.          Burlington, NC 27215                         $318,057.88                  100%
                              Attention:  Bryan P. Marsal
----------------------------- -------------------------------------- ---------------------------- ------------------


                                   SCHEDULE C

                              Management Agreement

Cluett American Receivables, LLC
661 Plaid Street

Burlington, NC 27215

Re: Management Agreement -- Cluett American Receivables, LLC

Ladies and Gentlemen:

     For good and valuable consideration, each of the undersigned, who have been designated as [Directors] [Independent Managers] of Cluett American Receivables, LLC, a Delaware limited liability company (the "Company"), in accordance with and as defined in the Limited Liability Company Agreement of the Company, dated as of May 10, 2000, as it may be amended or restated from time to time (the "LLC Agreement"), hereby agree as follows:

     1. Each of the undersigned accepts his or her rights and authority as a [Director] [Independent Manager] under the LLC Agreement and agrees to perform and discharge his or her duties and obligations as a [Director] [Independent Manager] under the LLC Agreement, and further agrees that such rights, authorities, duties and obligations under the LLC Agreement shall continue until his or her successor as a [Director] [Independent Manager] is designated [or until his or her resignation or removal as a Director in accordance with the LLC Agreement]. Each of the undersigned agrees and acknowledges that he or she has been designated as a "manager" of the Company within the meaning of the Delaware Limited Liability Company Act. [For Independent Managers: The undersigned hereby represents and warrants that the undersigned has read the definition of "Independent" set forth in the LLC Agreement and is Independent within the meaning thereof].

     2. Prior to the date which is one year and one day after the date on which all obligations of the Company under the documents referred to in Section 7(a)(i) have been paid in full, the undersigned agrees, solely in the undersigned's capacity as a creditor of the Company on account of any indemnification or other payment owing to the undersigned by the Company, not to acquiesce, petition or otherwise invoke or cause the Company to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Company under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Company or any substantial part of the property of the Company, or ordering the winding up or liquidation of the affairs of the Company.

     3. THIS MANAGEMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, AND ALL RIGHTS AND REMEDIES SHALL BE GOVERNED BY SUCH LAWS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     Initially capitalized terms used and not otherwise defined herein have the meanings set forth in the LLC Agreement.

     This Management Agreement may be executed in any number of counterparts, each of which shall be deemed an original of this Management Agreement and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Management Agreement as of the day and year first above written.

                                                -------------------------------
                                                Name:



                                                Agreed  and  accepted  as of the
                                                date first above written:

                                                CLUETT AMERICAN RECEIVABLES, LLC


                                                By:    ________________________
                                                Name:  ________________________
                                                Title: ________________________

                                   SCHEDULE D

                                    DIRECTORS

1. Bryan P. Marsal



                                       E-1

                                   SCHEDULE E

                                    OFFICERS

NAME                             TITLE
-------------------------------- ----------------------------------------------

James Williams                   President and Chief Executive Officer
Scott Coleman                    Secretary
Tony Bernice                     Treasurer
Kathy Wilson                     Vice President

                                TABLE OF CONTENTS

                                                                            Page

Section 1.       Name.........................................................4
Section 2.       Principal Business Office....................................4
Section 3.       Registered Office............................................4
Section 4.       Registered Agent.............................................4
Section 5.       Members......................................................4
Section 6.       Certificates.................................................5
Section 7.       Purposes.....................................................5
Section 8.       Powers.......................................................6
Section 9.       Management...................................................6
Section 10.    Independent Managers..........................................10
Section 11.    Officers......................................................12
Section 12.    Limited Liability.............................................12
Section 13.    Capital Contributions.........................................12
Section 14.    Additional Contributions......................................12
Section 15.    Allocation of Profits and Losses..............................12
Section 16.    Distributions.................................................12
Section 17.    Books and Records.............................................12
Section 18       Reports.....................................................13
Section 19.    Other Business................................................13
Section 20.    Exculpation and Indemnification...............................13
Section 21.    Assignments...................................................14
Section 22.    Resignation...................................................14
Section 23.    Admission of Additional Members...............................15
Section 24.    Dissolution...................................................15
Section 25.    Waiver of Partition; Nature of Interest.......................15
Section 26.    Benefits of Agreement; No Third-Party Rights..................16
Section 27.    Severability of Provisions....................................16
Section 28.    Entire Agreement..............................................16
Section 29.    Binding Agreement.............................................16
Section 30.    Governing Law.................................................16
Section 31.    Amendments....................................................16
Section 32.    Counterparts..................................................16
Section 33.    Notices.......................................................16
Section 34.    Effectiveness.................................................16


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